MERRILL LYNCH
                                                                INDEX
                                                                FUNDS, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                March 31, 1998

                         MERRILL LYNCH INDEX FUNDS, INC.

Officers and Directors

Terry K. Glenn, President and Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jay C. Harbeck, Senior Vice President and
 Portfolio Manager
Jeffrey B. Hewson, Senior Vice President and
 Portfolio Manager
Gregory Mark Maunz, Senior Vice President and
 Portfolio Manager
Eric S. Mitofsky, Senior Vice President and
 Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian

For Merrill Lynch Aggregate Bond Index Fund,
Merrill Lynch S&P 500 Index Fund and
Merrill Lynch Small Cap Index Fund:
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

For Merrill Lynch International Index Fund:
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                 Merrill Lynch Index Funds, Inc., March 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Index Funds, Inc. In this report, we will discuss the investment environments for and performances of Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund. Complete performance information, including aggregate total returns, can be found on pages 6 and 7 of this report to shareholders.

Merrill Lynch Aggregate Bond Index Fund

Merrill Lynch Aggregate Bond Index Fund is approaching its first anniversary. The primary objective of the Fund, which commenced operations on April 3, 1997, is to replicate the total return, adjusted for Fund expenses, of the unmanaged Lehman Brothers Aggregate Bond Index. This Index is widely recognized and frequently used by the investment community as a market and performance measurement tool. The composition of the Index is determined by the actual market value representation of three high-quality investment sectors: US Government and agency obligations; US agency guaranteed mortgage-backed securities (MBS); and investment-grade corporate bonds. At the close of the March quarter, US Government securities accounted for 48.8% of the market value of the Index, using 1,700 securities. The MBS sector was comprised of 620 issues and accounted for 30.2% of the Index, and the corporate sector, which has by far the highest number of securities at 4,282, only accounted for 20.0% of the market value of the Index.

There are many methods which can be used to attempt to replicate the performance of the Index. Creating an exact duplicate portfolio is the method with the highest probability of replicating the return of the Index. However, this approach is unrealistic as the sheer number of positions (6,602) along with the poor liquidity of some issues make exact duplication impractical. Therefore, the use of a proxy portfolio is an alternative method, and is constructed and designed to match the return of the Index. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Aggregate Bond Index Series, the proxy portfolio.

In constructing the Series, the Index is partitioned into numerous segments whose investment characteristics are matched by the corresponding segment in the proxy portfolio. In the US Government sector, not only does the Series have the same Government bond exposure as the Index, but also the composition of this exposure along the yield curve is identical. Therefore, the return of the US Government sector should correspond to the return of the US Government sector of the Index, regardless of future changes in interest rates or changes in the shape of the yield curve. This was accomplished through the 28 US Government securities in the portfolio as of March 31, 1998.

The corporate sector was comprised of 109 positions, and was managed similarly to the US Government sector with neutral exposure along all points on the yield curve. In addition, ongoing analysis is performed which ensures that the corporate sector of the proxy portfolio has comparable exposure as the Index regarding industry and credit risk.

Aggregation techniques are used in constructing the MBS sector of the Series. Rather than matching investment characteristic measurements such as duration (which measures the amount of price change when interest rates change) and convexity (which measures the stability of duration), the MBS sector looks to neutralize by product. The 28 MBS positions in the Series have the same exposures to the three agency issuers, to coupon and to original term (30-year, 15-year, balloon).

Whenever a method other than exact duplication is used to construct a proxy portfolio, there is always a risk that the portfolio will perform differently than the Index. This difference in performance is called tracking error. While all portfolio activity is conducted with the goal of reducing tracking error, it is very rarely zero. Since the Fund's inception, the Fund has been managed with minimal tracking error. This has been the case on both a long-term (since inception) basis as well as on a monthly and a quarterly basis.

Merrill Lynch International Index Fund

The first quarter of 1998 continued the trend of 1997 with divergent returns coming from the two major regions--the Pacific Basin and the European region-- within the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE)(R) Index. During the first quarter of 1998, stock market returns for the Pacific Region were slightly positive at +3.18%, as measured by MSCI Indexes, while European equities surged by +20.30%. The Fund is benchmarked to the MSCI EAFE Index--GDP Weighted, which produced a total return of +17.30% for the March quarter. The Asian markets began to show signs of stabilizing early in the quarter, but as Japan's economy continued to slow, the region's equity markets pulled back from their highs of early February. Meanwhile, the relative stability of Southeast Asia allowed investors in the European markets to focus on strong earnings and increased merger and acquisition activity, sending equity markets across Europe on an upward trend. New Zealand was the only negative performer of all the countries in the MSCI EAFE Index, though it was down only 3.1% for the March quarter. Italy (+36.0%), France (+24.8%), Germany (+17.0) and Spain (+38.1%) were all up considerably for the quarter.

The Fund invests all of its assets in Merrill Lynch International Index Series, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. There are two principal investments made by the Series in its attempt to replicate the returns of the Index. First, the Series holds a basket of stocks designed to replicate the returns of the Index, with share quantities designed to closely approximate each country's actual weight in the Index. In addition, the Series holds long positions in several futures contracts used primarily as a means of quickly converting daily cash inflows into equity exposure. These futures contracts also provide an efficient mechanism for keeping a pool of liquidity available to meet potential redemption activity. As of the end of March, the Series' equity portfolio was valued at $106.9 million, and the Series held a long position in futures contracts valued at $13.3 million. Our investment strategy is to be 100% invested at all times.

On March 31, 1998, the Fund's net assets stood at $108.9 million compared to net assets of $135.7 million on December 31, 1997, as a result of shareholder redemptions. There were no significant additions or deletions from the Index during the first quarter, although trades were made during the March quarter to replace some of the Series' holdings of futures contracts with positions in the underlying equities. These trades serve the purpose of lowering the potential tracking difference between the Index and the Fund.

Merrill Lynch S&P 500 Index Fund

The historic bull market in US equities continued in the first quarter of 1998 as the unmanaged Standard & Poor's 500 Composite Index (S&P 500) posted gains in each of the first three months of the year. The S&P 500 produced a modest total return of +1.11% in January, but was followed by February's return of +7.21%, which became the third-best gain for any February since 1926. The S&P 500's total return of +5.12% in March continued to push the Index into record-breaking territory, and powered the Index to a quarterly total return of +13.95%, its second-best quarterly result since the first quarter of 1991. Having ended 1997 at a level of 970.43, the Index closed above the 1,000 level for the first time ever on the first trading day of February, and proceeded to push through the 1,100 level on March 24, 1998. The S&P 500 Index finished the first quarter of 1998 at 1,101.75, just 0.18 index points off its all-time high.

With 30-year Government bond prices stalled in a relatively narrow trading range with yields under 6.0%, and few signs of inflation at either the consumer or wholesale levels, the backdrop for a powerful rally in equities was in place during the first quarter of 1998. In addition, the high levels of stock market volatility which were so


                                      2 & 3

                                 Merrill Lynch Index Funds, Inc., March 31, 1998

prevalent during the last quarter of 1997 subsided as concerns regarding the situation in Asia appeared to be more muted in the early part of 1998. During the first three months of 1998, technology, consumer cyclical and healthcare stocks led the market, and the strong returns displayed by the S&P 500 were mirrored by S&P's own unmanaged MidCap and SmallCap Indexes, which both had total returns in excess of 11% for the March quarter. The unmanaged Russell 2000 Index also closed the March quarter at a record high, as did the NASDAQ Composite and NASDAQ 100 Index.

Cash flow into Merrill Lynch S&P 500 Index Fund continued at a solid pace throughout the first quarter of 1998, and combined with the continuing advances in the equity market, net assets reached $801.9 million on March 31, 1998. This represents an increase of 33% over the Fund's $602.6 million in net assets at the end of 1997.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The value of the Fund's investments in the Series reflects the Fund's proportionate interest in the net assets of the Series. The principal investments of the Series are a fully replicating portfolio of all 500 stocks in the Index and a long position in S&P 500 futures contracts, which are used to quickly convert most daily cash flows into the Series into equity exposure. At the end of March, the Series' equity portfolio was valued at $768.2 million, which represented more than 95% of the Series' net assets. In addition, the Series held a long position in S&P 500 futures contracts. It is our goal to be 100% invested at all times.

The first quarter of 1998 was an active period regarding composition changes within the Index. In response to this activity, the Series initiated positions in the following stocks during the first quarter of 1998: Lehman Brothers Holdings, Inc. on January 7; Consolidated Stores Corp. on January 9; Summit Bancorp on January 20; Northern Trust Corp. on January 23; Mercantile Bancorporation Inc. on February 12; Sealed Air Corp. (New) on March 24; Nextel Communications Inc. on March 30; and Associates First Capital on March 31.

Merrill Lynch Small Cap Index Fund

The first quarter of 1998 was a strong one for the US equity market, as little evidence of inflationary pressures in the economy appeared at either the consumer or wholesale levels. The unmanaged Russell 2000 Index set nine new record highs during the first quarter of 1998 and produced a total return of +10.06% for the period. The Index closed the March quarter at a record-high level of 480.68, an increase of more than 43 points over its level at year-end 1997 of 437.02. While the Russell 2000 Index lagged behind the unmanaged S&P 500 total return of +13.95% for the March quarter, it outperformed the S&P 500 during February, when the Russell 2000 Index posted a total return of +7.39% compared to the S&P 500 return of +7.21%. During the March quarter, the Russell 2000 Index was led by double-digit gains in the transportation, consumer discretionary and technology sectors. The energy sector was the only sector to post a decline for the March quarter, but rebounded strongly during March to become that month's best-performing sector.

Cash flow into Merrill Lynch Small Cap Index Fund remained steady throughout most of the first quarter of 1998. However, shareholder redemptions led to a decline in the Fund's net assets from $64.8 million on December 31, 1997 to $55.8 million on March 31, 1998. This represents a net decrease in the Fund's net assets of 13.9% during the period.

The Fund invests all of its assets in Merrill Lynch Small Cap Index Series. Because of the illiquid nature and wide bid/offer spreads of many of the components of the Russell 2000, the Series does not seek to own all of the equities comprising the underlying Index. Instead, the Series utilizes a technique called optimization to construct a basket of stocks designed to produce returns which closely approximate those of the Index. Incremental cash is used to purchase positions in stocks with the intention of reducing the tracking error of the portfolio through further diversification. As a result, it is anticipated that the Fund's tracking error will be reduced as cash continues to come into the Fund. As of March 31, 1998, the Series' equity portfolio consisted of approximately 1,050 stocks and was valued at $81.1 million. In addition, the Series held a long position in Russell 2000 futures contracts. Lacking the high liquidity of the S&P 500 futures, the Russell 2000 futures contracts are typically an imperfect vehicle in which to equitize cash. Wherever possible, the Series attempts to utilize "crossing networks," where stocks may be purchased (or sold) with less overall market impact.

In Conclusion

We appreciate your investment in Merrill Lynch Index Funds, Inc., and we look forward to sharing our investment outlook with you in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Jay C. Harbeck

Jay C. Harbeck
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Jeffrey B. Hewson

Jeffrey B. Hewson
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Eric S. Mitofsky

Eric S. Mitofsky
Senior Vice President and
Portfolio Manager
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

May 8, 1998
================================================================================
Effective May 7, 1998, Jeffrey B. Hewson became co-portfolio manager of Merrill Lynch Aggregate Bond Index Fund. Mr. Hewson has been First Vice President of Merrill Lynch Asset Management, L.P. ("MLAM")since 1998. Prior thereto, he was Vice President of MLAM from 1985 to 1998.
================================================================================


                                      4 & 5

                                 Merrill Lynch Index Funds, Inc., March 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers two pricing alternatives:

o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable or ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Bond Index Fund

Recent Performance Results*

                                                                            Standardized
                                               3 Month     Since Inception  30-Day Yield
                                             Total Return   Total Return    As of 3/31/98
=========================================================================================
ML Aggregate Bond Index Fund Class A Shares     +1.51%         +11.15%          5.80%
-----------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares     +1.45          +10.87           5.55
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**          +1.56          +11.60             --
=========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 4/03/97 to 3/31/98.

International Index Fund

Recent Performance Results*

                                                 3 Month     Since Inception
                                               Total Return   Total Return
================================================================================
ML International Index Fund Class A Shares        +17.05%       +26.93%
--------------------------------------------------------------------------------
ML International Index Fund Class D Shares        +16.95        +26.57
--------------------------------------------------------------------------------
MSCI EAFE Index--GDP Weighted**                   +17.30        +23.53
================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/09/97.
** This unmanaged gross domestic product-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Since inception total return is from 4/30/97 to 3/31/98.

S&P 500 Index Fund

Recent Performance Results*

                                                     3 Month     Since Inception
                                                   Total Return   Total Return
================================================================================
ML S&P 500 Index Fund Class A Shares                 +13.78%         +48.84%
--------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares                 +13.80          +48.54
--------------------------------------------------------------------------------
S&P 500 Index**                                      +13.95          +49.31
================================================================================
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged broad-based Index is comprised of common stocks. Since inception total return is from 4/03/97 to 3/31/98.

Small Cap Index Fund

Recent Performance Results*

                                                      3 Month    Since Inception
                                                   Total Return   Total Return
================================================================================
ML Small Cap Index Fund Class A Shares                + 9.93%        +39.66%
--------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares                + 9.85         +39.37
--------------------------------------------------------------------------------
Russell 2000 Index**                                  +10.06         +40.25
================================================================================
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/09/97.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Since inception total return is from 4/09/97 to 3/31/98.

Aggregate Bond Index Fund

Aggregate Total Return

                                        % Return
================================================
Class A Shares
================================================
Inception (4/03/97) through 3/31/98      +11.15%
------------------------------------------------

                                        % Return
================================================
Class D Shares
================================================
Inception (4/03/97) through 3/31/98      +10.87%
------------------------------------------------

International Index Fund

Aggregate Total Return

                                        % Return
================================================
Class A Shares
================================================
Inception (4/09/97) through 3/31/98      +26.93%
------------------------------------------------

                                        % Return
================================================
Class D Shares
================================================
Inception (4/09/97) through 3/31/98     +26.57%
------------------------------------------------

S&P 500 Index Fund

Aggregate Total Return

                                       % Return
================================================
Class A Shares
================================================
Inception (4/03/97) through 3/31/98      +48.84%
------------------------------------------------

                                        % Return
================================================
Class D Shares
================================================
Inception (4/03/97) through 3/31/98     +48.54%
------------------------------------------------

Small Cap Index Fund

Aggregate Total Return

                                        % Return
================================================
Class A Shares
================================================
Inception (4/09/97) through 3/31/98     +39.66%
------------------------------------------------

                                        % Return
================================================
Class D Shares
================================================
Inception (4/09/97) through 3/31/98     +39.37%
------------------------------------------------


                                      6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         Index Q--3/98

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